Exhibit 21.1

 Subsidiary List

	State of		Ownership
Name of Subsidiary	Organization	Owned By	Percentage
AmSurg KEC, Inc.	TN	AmSurg Corp.	100%
The Endoscopy Center of Knoxville, L.P.	TN	AmSurg KEC, Inc.	51%
AmSurg EC Topeka, Inc.	TN	AmSurg Corp.	100%
The Endoscopy Center of Topeka, L.P.	TN	AmSurg EC	51%
AmSurg EC St. Thomas, Inc.	TN	AmSurg Corp.	100%
The Endoscopy Center of St. Thomas, L.P.	TN	AmSurg EC St. Thomas, Inc.	60%
AmSurg EC Beaumont, Inc.	TN	AmSurg Corp.	100%
The Endoscopy Center of Southeast Texas, L.P.	TN	AmSurg EC Beaumont, Inc.	51%
AmSurg EC Santa Fe, Inc.	TN	AmSurg Corp.	100%
The Endoscopy Center of Santa Fe, L.P.	TN	AmSurg EC Santa Fe, Inc.	51%
AmSurg EC Washington, Inc.	TN	AmSurg Corp.	100%
The Endoscopy Center of Washington D.C., L.P.	TN	AmSurg EC Washington, Inc.	51%
AmSurg Torrance, Inc.	TN	AmSurg Corp.	100%
Endoscopy Center of the South Bay, L.P.	TN	AmSurg Torrance, Inc.	51%
AmSurg Abilene, Inc.	TN	AmSurg Corp.	100%
The Abilene ASC, L.P.	TN	AmSurg Abilene, Inc.	60%
AmSurg Lorain, Inc.	TN	AmSurg Corp.	100%
AmSurg Maryville, Inc.	TN	AmSurg Corp.	100%
The Maryville ASC , L.P.	TN	AmSurg Maryville, Inc.	53%
AmSurg Melbourne, Inc.	TN	AmSurg Corp.	100%
The Melbourne ASC, L.P.	TN	AmSurg Melbourne, Inc.	51%
AmSurg Hillmont, Inc.	TN	AmSurg Corp.	100%
The Hillmont ASC, L.P.	TN	AmSurg Hillmont, Inc.	51%
AmSurg Northwest Florida, Inc.	TN	AmSurg Corp.	100%
The Northwest Florida ASC, L.P.	TN	AmSurg Northwest Florida, Inc.	51%
AmSurg Palmetto, Inc.	TN	AmSurg Corp.	100%
The Palmetto ASC, L.P.	TN	AmSurg Palmetto, Inc.	51%
AmSurg Ocala, Inc.	TN	AmSurg Corp.	100%
The Ocala Endoscopy ASC, L.P.	TN	AmSurg Ocala, Inc.	51%
AmSurg Crystal River, Inc.	TN	AmSurg Corp.	100%
The Crystal River Endoscopy ASC, L.P.	TN	AmSurg Crystal River, Inc.	51%
AmSurg Abilene Eye, Inc.	TN	AmSurg Corp.	100%
The Abilene Eye ASC, L.P.	TN	AmSurg Abilene Eye, Inc.	51%
AmSurg El Paso, Inc.	TN	AmSurg Corp.	100%
The El Paso ASC, L.P.	TN	AmSurg El Paso, Inc.	51%
AmSurg La Jolla, Inc.	TN	AmSurg Corp.	100%
The La Jolla Endoscopy Center, L.P.	TN	AmSurg La Jolla, Inc.	51%
AmSurg Burbank, Inc.	TN	AmSurg Corp.	100%
The Burbank Ophthalmology ASC, L.P.	TN	AmSurg Burbank, Inc.	51%
AmSurg Inglewood, Inc.	TN	AmSurg Corp.	100%
Los Angeles/Inglewood Endoscopy ASC, L.P.	TN	AmSurg Inglewood, Inc.	51%
AmSurg Glendale, Inc.	TN	AmSurg Corp.	100%
Glendale Ophthalmology ASC, L.P.	TN	AmSurg Glendale, Inc.	51%
AmSurg Suncoast, Inc.	TN	AmSurg Corp.	100%
The Suncoast Endoscopy ASC, L.P.	TN	AmSurg Suncoast, Inc.	51%
AmSurg San Antonio TX, Inc.	TN	AmSurg Corp.	100%
The San Antonio TX Endoscopy ASC, L.P.	TN	AmSurg San Antonio TX, Inc.	51%
AmSurg Temecula CA, Inc.	TN	AmSurg Corp.	100%
The Temecula CA Endoscopy ASC, L.P.	TN	AmSurg Temecula CA, Inc.	51%

	State of		Ownership
Name of Subsidiary	Organization	Owned By	Percentage
AmSurg Escondido CA, Inc.	TN	AmSurg Corp.	100%
The Escondido CA Endoscopy ASC, LP	TN	AmSurg Escondido CA, Inc.	51%
AmSurg San Luis Obispo CA, Inc.	TN	AmSurg Corp.	100%
The San Luis Obispo CA Endoscopy ASC, L.P.	TN	AmSurg San Luis Obispo CA, Inc.	51%
The Scranton PA Endoscopy ASC, L.P.	TN	AmSurg Scranton PA, Inc.	51%
AmSurg Scranton PA, Inc.	TN	AmSurg Holdings, Inc.	100%
The Arcadia CA Endoscopy ASC, L.P.	TN	AmSurg Arcadia CA, Inc.	51%
AmSurg Arcadia CA, Inc.	TN	AmSurg Corp.	100%
The Main Line PA Endoscopy ASC, L.P.	TN	AmSurg Main Line PA, Inc.	51%
AmSurg Main Line PA, Inc.	TN	AmSurg Corp.	100%
The Oakland CA Endoscopy ASC, L.P.	TN	AmSurg Oakland CA, Inc.	51%
AmSurg Oakland CA, Inc.	TN	AmSurg Corp.	100%
The Lancaster PA Endoscopy ASC, L.P.	TN	AmSurg Lancaster PA Endoscopy ASC, LLC	51%
AmSurg Lancaster PA, Inc.	TN	AmSurg Corp.	100%
The Pottsville PA Endoscopy ASC, L.P.	TN	AmSurg Pottsville PA, Inc.	51%
AmSurg Pottsville PA, Inc.	TN	AmSurg Corp.	100%
Glendora CA Endoscopy ASC, L.P.	TN	AmSurg Glendora CA, Inc.	51%
AmSurg Glendora CA, Inc.	TN	AmSurg Corp.	100%
AmSurg Holdings, Inc.	TN	AmSurg Corp.	100%
The Knoxville Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
Montgomery Eye Surgery Center, LLC	TN	AmSurg Holdings, Inc.	51%
EyeCare Consultants Surgery Center, LLC	TN	AmSurg Holdings, Inc.	51%
The Sidney ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Milwaukee ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Columbia ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Wichita Orthopaedic ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Willoughby ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Westglen Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	51%
The Chevy Chase ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Oklahoma City ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Mountain West Gastroenterology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Cincinnati ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Fayetteville ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Independence ASC, LLC	TN	AmSurg Holdings, Inc.	51%
AmSurg Northern Kentucky GI, LLC	TN	AmSurg Holdings, Inc.	51%
AmSurg Louisville GI, LLC	TN	AmSurg Holdings, Inc.	51%
AmSurg Kentucky Ophthalmology, LLC	TN	AmSurg Holdings, Inc.	51%
The Phoenix Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Toledo Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Englewood ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Sun City Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Cape Coral/Ft. Myers Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Baltimore Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	60%
The Boca Raton Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Minneapolis Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Florham Park Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
Northside Gastroenterology Endoscopy Center, LLC	IN	AmSurg Holdings, Inc.	51%
The Chattanooga Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
Mount Dora Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	54%
The Oakhurst Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Seneca PA ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Tamarac Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Waldorf Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Sarasota Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%

	State of		Ownership
Name of Subsidiary	Organization	Owned By	Percentage
The Las Vegas Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	52%
The Sarasota Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Middletown Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Dover Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Surgery Center of Middle Tennessee, LLC	TN	AmSurg Holdings, Inc.	51%
The Kingston Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Las Vegas East Ophthalmology ASC, LLC	NV	AmSurg Holdings, Inc.	51%
The Blue Ridge/Clemson Orthopaedic ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Hutchinson Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Sunrise Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Metairie Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Bel Air Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
Bloomfield Eye Surgery Center, LLC	TN	AmSurg Holdings, Inc.	51%
Mercer County Surgery Center, LLC	TN	AmSurg Holdings, Inc.	51%
Atlantic Coastal Surgery Center, LLC	NJ	AmSurg Holdings, Inc.	51%
The Akron Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Newark Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Southfield Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Alexandria Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Columbia ASC Northwest, LLC	TN	AmSurg Holdings, Inc.	51%
St. George Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	51%
The Paducah Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Greenville ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Columbia TN Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Rogers AR Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Tulsa OK Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Ft. Myers FL Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Peoria AZ Multi ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Columbia MD Orthopaedic ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Mesa AZ Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Kingsport TN Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Lewes DE Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Winter Haven/Sebring FL Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Voorhees NJ Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Rockledge FL Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Tampa FL Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Pueblo CO Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
Western Washington Endoscopy Centers, LLC	TN	AmSurg Holdings, Inc.	51%
The Lakeland FL Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Northern NV Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Edina MN Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The West Palm Beach FL Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
Gainesville FL Orthopaedic ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Raleigh NC Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Hanover NJ Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Lake Bluff IL Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Sun City AZ Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Overland Park KS Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Casper WY Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Rockville MD Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
Blue Water ASC, LLC	MI	AmSurg Holdings, Inc.	51%
Greenspring Station Endoscopy ASC, LLC	MD	AmSurg Holdings, Inc.	51%
Maryland Endoscopy Center Limited Liability Company	MD	AmSurg Holdings, Inc.	51%

	State of		Ownership
Name of Subsidiary	Organization	Owned By	Percentage
Endoscopy Associates, LLC	MD	AmSurg Holdings, Inc.	51%
The Scranton PA GP, LLC	TN	AmSurg Holdings, Inc.	51%
The Orlando FL Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The St. Louis MO Orthopaedic ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Yuma AZ Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The West Orange NJ Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Greensboro NC Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Tulsa OK Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The St. Cloud MN Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Salem OR Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The El Dorado Multi-Specialty ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Nashville TN Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Laurel MD Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Torrance CA Multi-Specialty ASC, LLC	TN	AmSurg Holdings, Inc.	53%
The Shenandoah TX Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The New Orleans LA Uptown/West Bank Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Metairie LA Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Rockville, ESC-North MD Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Silver Spring MD Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
Ocean Endosurgery Center	NJ	AmSurg Holdings, Inc.	51%
The South Bend IN Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Mesquite TX Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Conroe TX Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Kissimmee FL Endoscopy ASC, LLC	TN	AmSurg Kissimmee FL, Inc.	51%
The Altamonte Springs FL Endoscopy ASC, LLC	TN	AmSurg Altamonte Springs FL, Inc.	51%
The Glendale AZ Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The New Port Richey FL Multi-Specialty ASC, LLC	TN	AmSurg New Port Richey FL, Inc.	55%
Poway CA Multi-Specialty ASC, LLC	TN	AmSurg Holdings, Inc.	54.40%
The San Diego CA Multi-Specialty ASC, LLC	TN	AmSurg Holdings, Inc.	55.10%
The Orlando/Oakwater FL Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Baton Rouge LA Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Pikesville MD Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Glen Burnie MD Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
West Bridgewater MA Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
The Orlando/Mills FL Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
Miami Kendall FL Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
St. Clair Shores MI Ophthalmology ASC, LLC	TN	AmSurg Holdings, Inc.	51%
Marin Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	53%
Blaine MN Multi-Specialty ASC, LLC	TN	AmSurg Holdings, Inc.	55%
Casa Colina Surgery Center, LLC	TN	AmSurg Holdings, Inc.	53%
Digestive Health Center, LLC	TN	AmSurg Holdings, Inc.	51%
Digestive Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	51%
Phoenix Orthopaedic Ambulatory Center, L.L.C.	TN	AmSurg Holdings, Inc.	51%
Gastroenterology Associates Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	51%
Phoenix Endoscopy, L.L.C.	TN	AmSurg Holdings, Inc.	51%
Outpatient Orthopaedic Associates Surgery Center	TN	AmSurg Holdings, Inc.	51%
Central Texas Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	51%
Eye Surgery Center, LLC	TN	AmSurg Holdings, Inc.	51%
Carroll County Digestive Disease Center, LLC	TN	AmSurg Holdings, Inc.	51%
Triangle Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	51%
Elms Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	51%
TEC North, LLC	TN	AmSurg Holdings, Inc.	51%

	State of		Ownership
Name of Subsidiary	Organization	Owned By	Percentage
Cañon City CO Multi-Specialty ASC, LLC	TN	AmSurg Holdings, Inc.	51%
AmSurg Anesthesia Management Services, LLC	TN	AmSurg Corp.	100%
Hermitage TN Endoscopy ASC, LLC	TN	AmSurg Holdings, Inc.	51%
Central Park Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	55%
North Richland Hills Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	57%
Old Town Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	57%
Park Ventura Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	57%
Redbird Square Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	57%
North Valley Orthopedic Surgery Center, L.L.C.	TN	AmSurg Holdings, Inc.	55%
Boston Out-Patient Surgical Suites, L.L.C.	TN	AmSurg Holdings, Inc.	65%
Waco Gastroenterology Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	51%
Bethesda Outpatient Surgery Center, LLC	TN	AmSurg Holdings, Inc.	55.40%
Hillmoor Eye Surgery Center, LLC	TN	AmSurg Holdings, Inc.	55%
Surgery Center of Volusia, LLC	TN	AmSurg Holdings, Inc.	51%
Arizona Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	55%
COA ASC of Franklin County, LLC	TN	AmSurg Holdings, Inc.	51%
AmSurg New Port Richey Anesthesia, LLC	TN	AmSurg Holdings, Inc.	51%
AmSurg San Luis Obispo Anesthesia, LLC	TN	The San Luis Obispo CA Endoscopy ASC, LP	100%
AmSurg Salt Lake City Anesthesia, LLC	TN	The Mountain West Gastroenterology ASC, LLC	100%
North Valley Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	51%
MDSINE, LLC	TN	AmSurg Holdings, Inc.	54.48%
Pioneer Valley Surgicenter, LLC	TN	AmSurg Holdings, Inc.	64%
East Valley Endoscopy, LLC	TN	AmSurg Holdings, Inc.	51%
May Street Surgi Center, LLC	TN	AmSurg Holdings, Inc.	51%
Eagle Eye Surgery and Laser Center, LLC	TN	AmSurg Holdings, Inc.	51%
Doctors Park Surgery Center, LLC	TN	AmSurg Holdings, Inc.	51%
Long Beach NSC, LLC	TN	AmSurg Holdings, Inc.	100%
Long Beach Surgery Center, L.P.	CA	Long Beach NSC, LLC	53.27%
Torrance NSC, LLC	TN	AmSurg Holdings, Inc.	100%
Torrance Surgery Center, L.P.	CA	Torrance NSC, LLC	62.49%
Davis NSC, LLC	TN	AmSurg Holdings, Inc.	100%
Davis Surgery Center, L.P.	CA	Davis NSC, LLC	66%
Fullerton NSC, LLC	TN	AmSurg Holdings, Inc.	100%
Fullerton Surgical Center, L.P.	CA	Fullerton NSC, LLC	66.22%
San Antonio NSC, LLC	TN	AmSurg Holdings, Inc.	100%
San Antonio ASC, LP	TX	San Antonio NSC, LLC	55.28%
SSPC Building, LP	TX	San Antonio NSC, LLC	1%
Austin NSC, LLC	TN	AmSurg Holdings, Inc.	100%
Premier Ambulatory Surgery of Austin, LLP	TX	Austin NSC, LLC	56.98%
Austin NSC, LP	TX	AmSurg Holdings, Inc.	99%
Austin Endoscopy Center I, LP	TX	Austin NSC, LP	20%
Austin Endoscopy Center II, LP	TX	Austin NSC, LP	20%
Twin Falls NSC, LLC	TN	AmSurg Holdings, Inc.	100%
Southern Idaho Ambulatory Surgery Center, LLC	ID	Twin Falls NSC, LLC	54.78%
Kenwood NSC, LLC	TN	AmSurg Holdings, Inc.	100%
Kenwood ASC, LLC	OH	Kenwood NSC, LLC	75.94%
Towson NSC, LLC	TN	AmSurg Holdings, Inc.	100%
Towson Surgical Center, LLC	MD	Towson NSC, LLC	65.42%
Wilton NSC, LLC	CT	AmSurg Holdings, Inc.	100%
Stamford/NSC Management, LLC	CT	Wilton NSC, LLC	50%
Wilton Surgery Center, LLC	CT	Stamford/NSC Management, LLC	50.14%
NSC West Palm, LLC	TN	AmSurg Holdings, Inc.	100%
West Palm Outpatient Surgery & Laser Center, LTD	FL	NSC West Palm, LLC	52.66%
Tampa Bay NSC, LLC	TN	AmSurg Holdings, Inc.	100%

	State of		Ownership
Name of Subsidiary	Organization	Owned By	Percentage
Tampa Bay Specialty Surgery Center, LLC	FL	Tampa Bay NSC, LLC	61.75%
Coral Springs NSC, LLC	TN	AmSurg Holdings, Inc.	100%
Coral Springs Ambulatory Surgery Center, LLC	FL	Coral Springs NSC, LLC	63.44%
Weston NSC, LLC	TN	AmSurg Holdings, Inc.	100%
Weston Outpatient Surgical Center, Ltd.	FL	Weston NSC, LLC	63.79%
NSC RBO West, LLC	TN	AmSurg Holdings, Inc.	100%
NSC RBO East, LLC	TN	AmSurg Holdings, Inc.	100%
Illinois NSC, Inc.	TN	AmSurg Holdings, Inc.	100%
NSC Healthcare, Inc.	TN	Illinois NSC, Inc.	100%
Eastern Massachusetts Surgery Center, LLC	TN	AmSurg Holdings, Inc.	65%
Sierra Pacific Surgery Center, LLC	TN	AmSurg Holdings, Inc.	53.85%
Northeast Surgical Care of Newington, LLC	TN	AmSurg Holdings, Inc.	56%
AmSurg Tampa Bay Anesthesia, LLC	TN	AmSurg Holdings, Inc.	51%
AmSurg Chattanooga Anesthesia, LLC	TN	The Chattanooga Endoscopy ASC, LLC	51%
AmSurg North Valley Anesthesia, LLC	TN	North Valley Endoscopy Center, LLC	51%
AmSurg Oakland Anesthesia, L.P.	TN	The Oakland CA Endoscopy ASC, L.P.	51%
AmSurg St. George Anesthesia, LLC	TN	St. George Endoscopy Center, LLC	51%
AmSurg Arcadia Anesthesia, L.P.	TN	The Arcadia CA Endoscopy ASC, L.P.	51%
Middlesex Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	65%
Mid Atlantic Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	51%
Sunrise Ambulatory Surgical Center, LLC	TN	AmSurg Holdings, Inc.	51%
Glen Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	51%
AmSurg Fresno CA, Inc.	TN	AmSurg Corp.	100%
Fresno CA Multi ASC, L.P.	TN	AmSurg Fresno CA, Inc.	53.7%
32nd Street Surgery Center, LLC	TN	AmSurg Holdings, Inc.	57%
WB Surgery Center, LLC	TN	AmSurg Holdings, Inc.	57%
Red River Surgery Center, LLC	TN	AmSurg Holdings, Inc.	57%
Eastern Connecticut Endoscopy Center, LLC	CT	AmSurg Holdings, Inc.	40%
Boston Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	60%
Connecticut Eye Surgery Center South, LLC	CT	AmSurg Holdings, Inc.	49%
Hudson Crossing Surgery Center, LLC	TN	AmSurg Holdings, Inc.	55%
Short Hills Surgery Center, LLC	TN	AmSurg Holdings, Inc.	55%
Surgery Center of Allentown, LLC	TN	AmSurg Holdings, Inc.	62.5%
Cascade Endoscopy Center, LLC	TN	AmSurg Holdings, Inc.	51%
AmSurg Colton CA, Inc.	TN	AmSurg Corp.	100%
Colton CA Multi ASC, L.P.	TN	AmSurg Colton CA, Inc.	57.5%